                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 31, 1998
                                                  ---------------------------


                             WESTOWER CORPORATION
 ----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          WASHINGTON                  333-32963              91-1825860
      -------------------            -----------         ------------------
        (State or Other              (Commission           (IRS Employer
        Jurisdiction of              File Number)        Identification No.)
        Incorporation)



             7001 N.E. 40TH AVENUE, VANCOUVER, WASHINGTON     98661
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             (Address of Principal Executive Offices)      (Zip Code)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (360) 750-9355
                                                           ----------------



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

     On August 31, 1998, Westower Corporation (the "Company") completed the acquisition of Standby Services, Inc., a Texas corporation ("Standby"), pursuant to a Share Exchange Agreement (the "Exchange Agreement") between the Company and Tom T. Cunningham ("Cunningham"), the sole shareholder of Standby. Standby, headquartered in Houston, Texas, has provided electrical contracting, engineering, tower construction and related services to wireless and traditional telephone companies since 1989. The acquisition extends the Company's tower construction business into Texas and the contiguous states, including Mississippi, Louisiana, Colorado and New Mexico. The Company intends to use the assets of Standby as they were used prior to the acquisition.

     Pursuant to the terms of the Exchange Agreement, Cunningham received 543,590 shares of Westower common stock, par value $.01 per share, in exchange for all of the outstanding stock of Standby. The amount of consideration was determined by arms-length negotiations between the parties.

     The foregoing description is qualified in its entirety by reference to the Exchange Agreement, a copy of which is attached hereto as Exhibit 2.1.


ITEM 7.   FINANCIAL STATEMENTS.
          --------------------

(a)  Financial Statements of Business Acquired.

     To be filed by amendment on Form 8-K/A within 60 days after the date this Current Report is required to be filed.

(b)  Pro Forma Financial Information.

     To be filed by amendment on Form 8-K/A within 60 days after the date this Current Report is required to be filed.

(c)  Exhibits.

     2.1 Share Exchange Agreement, dated as of August 31, 1998, between Westower Corporation and Tom T. Cunningham, sole shareholder of Standby Services, Inc., a Texas corporation.*

     2.2 Registration Rights Agreement, dated as of August 31, 1998, between Westower Corporation and Tom T. Cunningham.

     2.3 Employment Agreement, dated as of August 31, 1998, between Standby Services, Inc. and Tom T. Cunningham.


__________
* The schedules to this document are not being filed herewith, but will be furnished to the Securities and Exchange Commission upon request.

                                       1
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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WESTOWER CORPORATION



Date:  September 14, 1998           By: /s/ Peter Lucas
                                       -----------------------------------
                                       Peter Lucas, Senior Vice President,
                                       Chief Financial Officer, Treasurer
                                       and Secretary
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                                 Exhibit Index
                                 -------------



Exhibit
-------

2.1 Share Exchange Agreement, dated as of August 31, 1998, between Westower Corporation and Tom T. Cunningham, sole shareholder of Standby Services, Inc., a Texas corporation.

2.2 Registration Rights Agreement, dated as of August 31, 1998, between Westower Corporation and Tom T. Cunningham.

2.3 Employment Agreement, dated as of August 31, 1998, between Standby Services, Inc. and Tom T. Cunningham.